Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell Binder, Chief Executive Officer of Orbit International Corp., certify, pursuant to 18 U.S.C. § 1350, as enacted by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)            the Annual Report on Form 10-K for the year ended December 31, 2013 (the “Annual Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)            information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Orbit International Corp.

Dated: March 31, 2014

/s/ Mitchell Binder
Mitchell Binder
Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Orbit International Corp. and will be retained by Orbit International Corp. and furnished to the Securities and Exchange Commission or its staff upon request.